(NASDAQ: AUXL) January 2008 Exhibit 99.1

2 (NASDAQ: AUXL)
Safe Harbor Statement
Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements regarding future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the effect of the Company’s expansion of its field force; the protection for Testim afforded by U.S. Patent No. 7,320,968, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation and divisional applications filed by Bentley Pharmaceuticals,
Inc.; the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s product candidates, including those for the treatment of Dupuytren’s contracture, Peyronie’s disease, and Frozen Shoulder syndrome; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s product candidates; the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the timing of manufacturing scale up for the Company’s product candidates; the Company’s ability to manufacture XIAFLEX™ (clostridial collagenase for injection – formerly known as AA4500) at the Company’s Horsham facility; the timing of the completion of dosing of patients in phase III trials for XIAFLEX for the treatment of Dupuytren’s contracture; the timing of the filing of the Biologics License Application for approval of XIAFLEX for the treatment of Dupuytren’s contracture and the approval thereof;
the timing of the phase IIb trials for XIAFLEX for the treatment of Peyronie’s disease; competitive developments affecting the Company’s products and product candidates, including generic competition; the success of the Company’s development activities; the Company’s development and operational goals for fiscal 2007; the ability to fund future operations; and the Company’s expected financial performance during 2007 and financial milestones that it may achieve for 2007, including 2007 net revenues, research and development spending, selling, general and administrative expenses, and net loss. All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,”
“continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-
looking statements. Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s Quarterly
Report on Form 10-Q for the period ended September 30, 2007 under the heading “Risk Factors”, which is on file with the Securities and
Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at
http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “Investor
Relations - SEC Filings.” There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the
Company’s assessments as of any date subsequent to the date of this presentation.

Fastest Growing TRT product in the U.S. Late Stage Company Transforming Product Poised for Growth + =

4 (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
Auxilium Pharmaceuticals, Inc.  (NASDAQ: AUXL)
•
Specialty biopharmaceutical company focused on Urologists,
Endocrinologists, Orthopedists and certain PCPs
•
Founded in 1999
•
Headquarters in Malvern, Pa.
–
Manufacturing in Horsham, Pa.
–
Approximately 290 employees (~190 commercial)
•
I.P.O in July 2004
–
Currently approximately 40.0 million shares issued & outstanding
–
Additional 7 million shares subject to issuance from stock options
& warrants
•
A component of the NASDAQ BIOTECH INDEX

5 (NASDAQ: AUXL)
Broad Pipeline Maturing in Coming Years
Broad Pipeline Maturing in Coming Years
Note:  Worldwide rights for all products available, except Testim where ex -U.S. rights have been licensed.
XIAFLEX™ (clostridial collagenase for injection) was formally referred to as AA4500
5 6
Product
Testim® gel
Approved in U.S.
Europe & Canada
XIAFLEX™
XIAFLEX™
XIAFLEX™
Transmucosal Film
AA4010
Transmucosal Film
Transmucosal Film
Market Phase III Phase II Phase I Pre-clinical Late Research
Hypogonadism
Dupuytren’s Contracture
Peyronie’s Disease
Frozen Shoulder Syndrome
Overactive Bladder
Hormones and Urology
Pain

6 (NASDAQ: AUXL)
Anticipated News Flow Events
Anticipated News Flow Events
5
Jan 22:
•
Testim-Patent Issued
Q108/Q208:
•
XIAFLEX-Complete Peyronie's Animal Study
•
XIAFLEX-Initiate Peyronie's Phase IIb Studies
Q208:
•
XIAFLEX-Top- line Phase III (Double Blind) Data
H109:
•
XIAFLEX-Open Label Safety Data
Early 2009:
•
XIAFLEX-File BLA for Dupuytren's Contracture
6 6
Q409 Q309 Q209 Q109
Q408 Q308 Q208 Q108
Early 2010
• XIAFLEX – FDA Approval
In Dupuytren’s Contracture
Early
2010

XIAFLEX™ (clostridial collagenase for injection) A Company Transforming Opportunity

8 (NASDAQ: AUXL)
XIAFLEX –
XIAFLEX –
Company Transforming Opportunity
Company Transforming Opportunity
•
Potential to replace surgery in certain indications
•
Great fit for Specialty Biopharmaceutical Company
•
Worldwide rights offer options to build company or
generate cash
•
We believe there are approximately 450,000
potential patients annually in U.S. and EU for
Dupuytren’s & Peyronie’s indications - > $1 Billion
opportunity, based on market research and
analysis
•
BLA for Dupuytren’s Contracture expected to file
in early 2009

9 (NASDAQ: AUXL)
XIAFLEX for Dupuytren’s
XIAFLEX for Dupuytren’s
Contracture
Contracture
•
Collagen accumulation in hand causes affected
fingers to become permanently flexed
Disease description
•
Patented through 2014; Orphan Drug Exclusivity for
7 years post approval
I.P. position
•
Surgery is only approved treatment - expensive and
characterized by numerous complications
Current treatment
•
Enrollment in CORD I and CORD II completed in
December 2007
•
Last injections in CORD I and double blind portion of
Cord II expected in March 2008 – Top line results in
Q2 2008
Clinical status
•
Prevalence estimated at 3-6% of Caucasian
populations - highest among people of northern
European descent
Target population
Source: Badalamente, M. et al. J. Hand Surgery, September 2002

Skin
Subcutaneous Fat
Dupuytren's Cord
Deep Fat
Collagenase + Diluent
Flexor Tendon
Metacarpal

AUXILIUM

10 (NASDAQ: AUXL) Potential to Revolutionize Treatment for Dupuytren’s Potential to Revolutionize Treatment for Dupuytren’s Contracture Contracture Current Treatment XIAFLEX Treatment

11 (NASDAQ: AUXL)
Journal of Hand Surgery, July/Aug 2007-
Journal of Hand Surgery, July/Aug 2007-
Methods
Methods
•
Randomized, double-blind, placebo controlled
•
35 Patients (28 men, 7 women)
•
Mean Age was 61 ± 8.5 years
•
XIAFLEX Injections:
–
10,000 units dosing
–
Maximum 3 injections per joint at 4-6 week intervals
–
2:1 randomization vs. placebo
•
Primary Endpoint:
–
Contracture within 0 to 5° of normal
–
Measured 30 days after last injection

12 (NASDAQ: AUXL)
Pivotal Phase III Study –
Pivotal Phase III Study –
Results
Results
XIAFLEX Placebo P-value
Primary End Point 21/23 (91%)* 0/12 < .001
- MP Joint 12/14 (86%) 0/7 < .001
- PIP Joint 9/9 (100%) 0/5 < .001
Secondary Joint 5/6 (83%) 0/3 .035
Median Time to
Success 8 Days N/A
Mean # Injections
For Success 1.4 N/A
*  Success rates were 70% after a single injection

13 (NASDAQ: AUXL)
Pivotal Phase III Study –
Pivotal Phase III Study –
Other Findings
Other Findings
•
Adverse Events:
–
No Serious Adverse Events reported
–
Adverse events were mild to moderate, mostly local
reactions. Resolved within a mean of 3 weeks
–
No reports of loss of sensation or infections, and no skin
grafts required
•
In total, 54 / 62 (87%) joints achieved clinical success
in the study and its open label extension
•
Recurrence Rates:
–
3 of 54 joints followed for 12 months
–
5 of 27 joints followed for 24 months

14 (NASDAQ: AUXL)
Dupuytren’s Clinical Plan ~ 725 total patients
Dupuytren’s Clinical Plan ~ 725 total patients
•
CORD I Study:
–
216 patients in at least 15 sites in the U.S.
–
Double blind placebo controlled, randomized in 2:1 ratio of active to placebo
–
Primary endpoint is reduction in contracture to within 0 - 5º of normal
–
Secondary endpoints to measure clinical improvement and time to success
–
Top Line data expected to be available Q2 2008
•
CORD II Study:
–
60 patients, following protocol similar to U.S. trial
–
Top Line data expected to be available Q2 2008
–
Five Australian sites
•
Enrolled >300 patients in CORD I / II by December 2007
•
Open-label studies to generate additional safety data (n ~ 450 -
>300 patients enrolled by December 2007)

15 (NASDAQ: AUXL)
We believe:
•
There is a pent-up demand for non-surgical therapy
•
Surgeons and patients prefer non-invasive treatment
•
Each patient on average has 2.2 joints which will require
treatment; 49% have contractures in both hands
•
Early data indicates on average 1.4 vials of XIAFLEX required per joint
2.2 joints per patient x 1.4 vials per joint = 3.1 vials per patient on average
•
We believe XIAFLEX treatment can be priced competitively to
cost of surgery (~$5,000 in the U.S.)
Dupuytren’s Commercial Opportunity
Dupuytren’s Commercial Opportunity

16 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Dupuytren’s
Dupuytren’s
•
Multiple prevalence data sets proved to be highly variable in numbers of patients
•
Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Dupuytren’s
contracture
•
A combined 571 Orthopedic Surgeons have been interviewed to
estimate market size (401 in U.S.; 170 in Europe) and 391 have given feedback on potential usage of XIAFLEX (221 U.S.; 170
Europe)
•
Second study (n=444 total & 340 in depth) was designed to
provide 95% confidence level and 7.5% margin of error

17 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~1,030,000
No Prior
Surgery
~540,000
Had Surgery
Previously
~490,000
Watchful
Waiting
~270,000
Medical/
Surgical
Treatment
~270,000
Medical/
Surgical
Treatment
~125,000
Watchful Wait/
In Follow Up
~365,000
XIAFLEX
Potential
Candidates
~240,000
240,000 Dupuytren’s Candidates In U.S. & Europe
240,000 Dupuytren’s Candidates In U.S. & Europe
Annually
Annually
Source: Auxilium research and analysis
~150,000 in U.S.
~ 90,000 in Europe
Prevalence
3 – 6% of
Population
~13,500,000 to
27,000,000

18 (NASDAQ: AUXL)
XIAFLEX for Peyronie’s Disease
XIAFLEX for Peyronie’s Disease
• Patented through 2019
• Orphan Drug exclusivity for 7 years post approval
I.P.  position
• Treated by urologists
• Lacks good treatment options
– PABA, Vitamin E, Verapamil ineffective
– Surgery may shorten penis; cause scarring
• Unmet need for non-surgical treatment
Current treatment
• Promising efficacy data from open label phase II studies.
Statistically significant improvement vs. baseline was
achieved in:
–Correction of penile deviation (=
25% reduction in angle)
–In sexual functioning
Clinical status
• Affects men predominantly over 50 Target population
• Plaque or hard scar area on the penis
• Deformity of the penis during erection precludes
intercourse
Disease description
Source: Mulhall, J. et al, June 2004

19 (NASDAQ: AUXL)
Peyronie’s Clinical Plan
Peyronie’s Clinical Plan
•
Local effects / tolerability pre-clinical study outside of plaque requested by FDA.  In life stage of animal study completed 4Q
2007.  Expect to send final report to FDA in 1H 2008.
•
Phase IIb dose ranging study expected to begin in Q2 2008,
pending FDA review of animal study results
•
Patient Reported Outcome Survey likely to be primary endpoint.
We plan to validate of the Survey during a phase IIb study.
•
File as a Supplemental BLA for Peyronie’s indication.  Will not be filed before Dupuytren’s BLA approved.

20 (NASDAQ: AUXL)
Market Research Performed –
Market Research Performed –
Peyronie’s
Peyronie’s
•
Two rounds of quantitative primary research have
been commissioned by Auxilium on XIAFLEX for
Peyronie’s disease
•
A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe) and
383 have given feedback on potential usage of
AA4500 (223 U.S.; 160 Europe)
•
Second study (n=472 total & 333 in depth) was
designed to provide 95% confidence level and 7.5%
margin of error

21 (NASDAQ: AUXL)
Patients
Seeking
Treatment
~475,000
Surgery Not
Recommended
~365,000
Watchful
Waiting
~160,000
Medical or
Intralesional
Therapy
~205,000
Surgery
Recommended
~110,000
XIAFLEX
Potential
Candidates
~210,000
210,000 Peyronie’s Candidates In U.S. and Europe
210,000 Peyronie’s Candidates In U.S. and Europe
Annually
Annually
Source: Auxilium research
~135,000 in U.S.
~ 75,000 in Europe

22 (NASDAQ: AUXL)
XIAFLEX for Frozen Shoulder Syndrome
XIAFLEX for Frozen Shoulder Syndrome
•
Arthroscopic procedure or surgery Current treatment
•
Early studies showed trend to efficacy and
tolerability at highest dose (10,000 units)
•
Additional phase II studies needed to assess
optimal dose, primary endpoints and dosing
regimen
Clinical status
•
Estimated 3% of people develop frozen shoulder
syndrome over their lifetime
– Higher incidence among patients with diabetes (10-
20%) vs general population (2-5%)
– Higher incidence among patients with insulin-
dependent diabetes (36%), with increased frequency
of bilateral shoulder involvement
– Market research indicates ~700,000 patients visit
doctors in the U.S. every year
•
Most common in patients between 45 – 70 yrs
Target population
•
Diminished shoulder motion, characterized by
restriction in active and passive range of motion
Disease description
Source: Pearsall, A. Adhesive capsulitis. eMedicine. 2005 http://www.emedicine.com/pmr/topics372.htm

Testim ® 1% Testosterone Gel: Near-Term Growth Driver Executing on Opportunities

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)
Rx Only

Testim 1% CIII
(testosterone gel)
AUXILIUM

AUXILIUM

24 (NASDAQ: AUXL)
Testim®
Testim®
is the Fastest Growing Testosterone
is the Fastest Growing Testosterone
Replacement Therapy Gel
Replacement Therapy Gel
•
Proprietary, topical
1% testosterone gel
– Once-a-day application
– Favorable clinical and
commercial profile
• Comparative studies support advantages
• Non-substitutable with Androgel
• Broad prescription coverage
• Growing prescriber loyalty

25 (NASDAQ: AUXL)
Male Hypogonadism (Testosterone Deficiency) Overview
Male Hypogonadism (Testosterone Deficiency) Overview
•
Recent study indicates 39% of U.S. males over 45 yrs are
hypogonadal
–
We estimate that less than 10% of affected population receives treatment
•
Diagnosis increasing through education and awareness
Signs/symptoms – Brain Function
Libido and erections
Energy and vigor
Cognitive function
Sleep quality
Irritability and depressed mood
Signs/symptoms – Body Composition
Muscle mass and strength
Bone mineral density
Male hair density and skin thickness
Fat mass – abdominal obesity
Source: Mulligan T. et al. Int J. Clin Pract
2006

26 (NASDAQ: AUXL)
Clinical Results Show Testim
Clinical Results Show Testim
®
®
Changes Body Composition
Improves Sexual Activity
•
Sexual Activity 59%
•
Statistically significant
increases in sexual desire
•
Lean Body Mass          4.8 lbs
•
Fat Mass 4.0 lbs
•
Bone Mineral Density   2.6%
12-month study Placebo-controlled study, 90-day results
Source: Auxilium studies published in Journal of Clinical Metabolism & Review of Urology

27 (NASDAQ: AUXL)
Patient Benefits are Clinically Proven
Patient Benefits are Clinically Proven
Note: Adjusted geometric means (CV
b
%) of a single-dose (50 mg testosterone), randomized,
complete crossover study of 29 hypogonadal men.
Total Testosterone
2,000
3,000
4,000
5,000
6,000
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
Free Testosterone
0
50
100
150
200
250
Mean AUC
0-24
(ng*h/dL)
Testim AndroGel
•
16 clinical studies involving approx. 1,800 patients
– largest placebo-controlled study ever conducted
•
Clinical trial of Testim
®
vs. AndroGel
®
– Testim provides 30% higher testosterone absorption (p<0.001)

28 (NASDAQ: AUXL)
Gels Fastest Growing TRT Segment
Gels Fastest Growing TRT Segment
Source: IMS data
($ in millions)
Gel Patch Oral Injectables
$35
$117
$200
$287
$340
$383
$449
0
100
200
300
400
500
600
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
$459
$399
$302
$210
$77
$59
$49
$499
$118
$568
Gel Segment Growth ($)
Sep 2007 L12M:
+25%
2007 YTD (Sep):
+26%
Gel Segment Growth ($) Gel Segment Growth ($)
Sep 2007 L12M:  Sep 2007 L12M:
+25%
2007 YTD (Sep): 2007 YTD (Sep):
+26%

Net Revenues ($ in mil)
Total RXs (000's)
Q303
Q403
Q104
Q204
Q304
Q404
Q105
Q205
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307

AUXILIUM

29 (NASDAQ: AUXL)
Testim
® ®
quarterly net revenues and scripts
($ in millions)
Established Track Record of Consistent Growth
Established Track Record of Consistent Growth
Q3 2007 Net
Revenues
Y/Y Growth:
+49%
Q3 2007 Net Q3 2007 Net
Revenues Revenues
Y/Y Growth: Y/Y Growth:
+49%
Q3 2007 TRX
Y/Y Growth:
+33%
Q3 2007 TRX Q3 2007 TRX
Y/Y Growth: Y/Y Growth:
+33%
Source: Auxilium and IMS data
$-
$5
$10
$15
$20
$25
$30
0
20
40
60
80
100
120
Net Revs TRX

30 (NASDAQ: AUXL)
Testim
Testim
®
®
Driving Growth in Market
Driving Growth in Market
Source: IMS data
Testim
®
Share of TRx of Gel Market
Strong market share with high-prescribing urologists;
39.4% gel market share of decile 8-10 Urologists in November 2007
1.0%
21.5%
0%
5%
10%
15%
20%
25%
Mar-03
Dec-07

31 (NASDAQ: AUXL)
•
U.S. Testim
®
patent (covering Hsieh Enhancers)
expires in June 2008
•
U.S. Patent # 7,320,968 covering method of use claims
for Testim issued January 22, 2008; expires 2025
•
Divisional application and continuations filed with
USPTO in late 2007 with a plan to protect additional
inventions and seek additional claims
•
New patent issued in Canada; expires 2023
•
New patent issued in Europe; expires 2023
Note: The referenced Testim patents are owned by Bentley Pharmaceuticals, Inc.
Testim Patent Coverage

Financials / Strategic Priorities

33 (NASDAQ: AUXL)
YTD 2007
Q3 ’07 Sept ’07 Guidance
Revenues $26.2 $68.0 $92-96
R&D Expense $9.8 $28.3 $40-44
SG&A Expense $18.2 $53.9 $74-77
Net Loss $6.9 $28.8 $39-43
Stock – Based
Comp Expense $1.6 $4.3 $7-9
Cash & short term investments $82.5
2007 Financial Results and Revised Guidance
2007 Financial Results and Revised Guidance
($ Millions)
($ Millions)

34 (NASDAQ: AUXL)
Strategic Priorities
Strategic Priorities
•
Continue Development of XIAFLEX with a plan to:
–
Complete dosing in CORD I and double blind portion of CORD II in
Q1 2008, allowing for top line results to be announced in Q2 2008 &
be prepared to file BLA in early 2009
–
Continue market research activities; prepare commercial team
–
Continue development of XIAFLEX in Peyronie’s Disease and
Frozen Shoulder Syndrome indications
•
Continue Driving Testim Growth
•
Implement infrastructure and processes to allow for rapid
growth

35 (NASDAQ: AUXL) Fastest Growing TRT product in the U.S. Late Stage Company Transforming Product Poised for Growth + =